EXHIBIT 10(n)
                          -------------




                      THE HYDRAULIC COMPANY

                      STOCK OPTION AGREEMENT

                         Pursuant to the

                     LONG-TERM INCENTIVE PLAN












                    NONQUALIFIED STOCK OPTION

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The Hydraulic Company
STOCK OPTION AGREEMENT pursuant to
LONG-TERM INCENTIVE PLAN

OPTION NUMBER:                   DATE OF OPTION GRANT:

                                 September 26, 1989

NUMBER OF SHARES:                OPTION TERMINATION DATE:

                                 September 26, 1999

OPTION PRICE PER SHARE:

$                                [September 26, 1989
                                 Fair Market Value]

     Optionee may purchase the shares underlying his Option on or after the date(s) stated in the following schedule:

                                             CUMULATIVE NUMBER
  DATE   PERCENT OF GRANT  NUMBER OF SHARES       OF SHARES
- -------  ----------------  ----------------  -----------------

9/26/90       50%
9/26/91       50%
   TOTAL     100%

     The Hydraulic Company (the "Company"), pursuant to The
Hydraulic Company Long-Term Incentive Plan (the "Plan"), hereby grants to:

     NAME (THE "OPTIONEE"):

     ADDRESS:

     CITY:

     STATE:                        ZIP CODE:

an option (the "Option") to purchase from the Company the number of shares specified above (the "Shares") of the Company's Common
Stock (the "Common Stock") at the Option price per Share specified above.

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     1.   EXERCISE PERIOD
          ---------------

          Subject to Paragraph 4 hereof and the limitations specified on Page 1 of this Agreement, Optionee may exercise the Option prior to the close of business on the Option Termination Date. The Option may be exercised only with respect to full shares of Common Stock, and shall be void and of no effect after the Option Termination Date.

     2.   HOW TO EXERCISE THE OPTION
          --------------------------

          The Option may be exercised by delivery of the Notice of Exercise of Option to the Company (attached to this Agreement as Appendix A) stating the number of shares with respect to which it is being exercised and accompanied by payment of the Option Price of the Shares being purchased pursuant to the Option (a) in United States dollars in cash or by certified check, bank draft or money order payable to the order of the Company, (b) through the delivery to the Company of whose shares of its Common Stock (including, at Optionee's election, shares of Restricted Stock) with an aggregate Fair Market Value (as defined in the Pan) on the date of exercise equal to the Option Price, subject to such limitations and prohibitions on the use of Common Stock to exercise an Option as the Compensation Committee of the Board of Directors (the "Committee") may have adopted at the time of exercise, or (c) by any combination of the above methods of payment, and, in any case, payment or arrangement for payment of any Federal, state or local income or other taxes incurred by reason of the exercise, required to be withheld by the Company.

     3.   DELIVERY OF STOCK TO THE OPTIONEE AFTER EXERCISE
          ------------------------------------------------

          As soon as practicable after receipt of notice of exercise of the Option and payment of the Option Price, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee at the offices of the Company at 835 main Street, Post Office Box 702, Bridgeport, Connecticut or, at the election of the Optionee, by first-class insured mail addressed to the Optionee at the address shown in the applicable Notice of Exercise a certificate or certificates for shares of its Common Stock.

     4.   TERMINATION OF EMPLOYMENT PRIOR TO END OF EXERCISE PERIOD
          ---------------------------------------------------------

          (a) General Rule. If prior to the Option Termination Date, the Optionee ceases to be employed by the company or its subsidiaries (other than by reason of death or Total Disability, as such term is defined in the Plan), Optionee may exercise the Option, to the extent he shall have been entitled to do so at the date of such termination of employment, within three months after the date of termination of employment, but in no event later than September 26, 1999.

          (b) Total Disability. If an Optionee ceases to be employed by the Company by reason of Total Disability and such Optionee has not died within three months thereafter, the Optionee may exercise the Option, to the extent he shall have been entitled to do so at the date of such cessation of employment, within 12 months after the date of cessation of employment, but in no event later than September 26, 1999.

          (c)  Death.  In the event of the death of the Optionee
(i) while an employee of the company or (ii) within three months after cessation of employment by reason of Total Disability, the Option may be exercised, to the extent the Optionee shall have been entitled to do so on the date of death or such cessation of employment by reason of Total Disability, by the person or persons to whom the Optionee's rights under each Option pass by will or by the applicable laws of descent and distribution,

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at any time prior to the earlier of the Option Termination Date or the first anniversary of the date of the Optionee's death. Any person or persons to whom an Optionee's rights under an Option have passed by will or by the applicable laws of descent and distribution shall be subject to all terms and conditions of the Plan and this Agreement applicable to the Optionee.

     5.   EFFECT OF CHANGE ON CONTROL
          ---------------------------

          Upon the occurrence of a Change of Control, all outstanding Options which are not then exercisable shall become immediately exercisable in full. Each option shall, to the extent exercisable after giving effect to the prior sentence, have a limited right of surrender allowing the Optionee to surrender that Option within the 30-day period following a Change in Control and to receive cash, in lieu of exercising the Option, in the amount by which the highest market value during the 60 days preceding the date on which the Change of Control occurs of the number of shares of Common Stock covered by the Option exceeds the Option Price for the shares of Common Stock covered by the Option. For this purpose, the fair market value of the Common Stock means the opening price of one share of Common Stock as reported on the New York Stock Exchange--Composite Tape. If the Common Stock is not listed or admitted to trading on the New York Stock Exchange, the fair market value of the Common Stock shall be the opening price of one share of Common Stock on the principal national securities exchange which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the opening price of one share of Common Stock as furnished by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting that information. If the Common Stock is not quoted by any such organization, the fair market value of the Common Stock shall be determined in good faith by the Continuing Directors.

          For this purpose, a Change of Control shall be deemed to have occurred in the following circumstances unless the event in question has been approved in advance by the Continuing
Directors:

          (a) The acquisition by any person (including a group, within the meaning of Section 13(d) or 14(d)(2) of the Securities
Exchange Act of 1934) of beneficial ownership of 15% or more of the Company's then outstanding voting securities;

          (b) The first purchase under a tender offer or exchange offer, pursuant to which shares of the Company's Common
Stock have been purchased;

          (c) The first day on which less than two-thirds of the total membership of the Board of Directors of the Company are Continuing Directors; or

          (d) Approval by stockholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or of the sale of all or substantially all of the assets of the Company.

          A Continuing Director shall mean any director of the Company who either is a member of the Board of Directors on September 26, 1989 or is recommended or elected to the Company's Board of Directors by a majority of the Continuing Directors.

     6.   OPTION CANNOT BE ASSIGNED
          -------------------------

          The Option shall, during the Optionee's lifetime, be exercisable only by the Optionee, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution, or be subject to attachment, execution or other similar process. If the Optionee should attempt to alienate, assignee, pledge, hypothecate or otherwise dispose of this Option or of any right

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hereunder, except as provided for in the Plan, or in the event of any levy or any attachment, execution or similar process upon the rights or interest conferred by the Option, the Company may terminate the Option by Notice to the Optionee and the Option shall thereupon become null and void.

     7.   GENERAL RULES
          -------------

          Neither the grant nor the exercise of the Option shall confer on the Optionee any right to be retained in the employ of the Company or its subsidiaries, or to receive subsequent stock options or other awards under the Plan. The right of the Company or any subsidiary to terminate (whether by dismissal, discharge, retirement or otherwise) the Optionee's employment with it at any time or as otherwise provided by any agreement between the Company or subsidiary and the Optionee, is specifically reserved.

          Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the Shares except to the extent that certificates for the Shares shall have been issued or transferred upon the exercise of the Option.

          This Option is granted pursuant to the Plan, and is governed by the terms and conditions of that Plan. The Optionee agrees to be bound by those terms and conditions of the Agreement and the Plan (a copy of which the Optionee acknowledges he has received) and future amendments in the Plan which do not adversely affect the Optionee's rights hereunder or thereunder.

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          The Optionee shall notify the Company in writing,
within thirty days of any disposition (whether by sale, exchange, gift or otherwise) of Shares within one year of the issuance or transfer of the Shares to the Optionee.


                              THE HYDRAULIC COMPANY


                              By ________________________________







          The foregoing Option is hereby accepted on the terms and conditions set forth therein.



____________________________     ________________________________
             Date                            Optionee



NOTE: The Optionee will please sign the attached duplicate hereof and mail the same immediately to The Hydraulic
        Company, 835 Main Street, Post Office Box 702,
        Bridgeport, Connecticut  06601, ATTENTION:  Anthony M.
        Macleod.




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                            APPENDIX A
                            ----------

                   NOTICE OF EXERCISE OF OPTION
                   UNDER THE HYDRAULIC COMPANY
                     LONG-TERM INCENTIVE PLAN



The Hydraulic Company
835 Main Street
Post Office Box 702
Bridgeport, CT  06601-2353

ATTENTION:  Anthony M. Macleod

Reference:
Option Number:
Date of Grant:  September 26, 1989

Gentlemen:

          I hereby exercise my option to purchase Common Stock
(the "Common Stock") of The Hydraulic Company (the "Company") under the terms and conditions of the above-referenced option to purchase Common Stock as follows:

          (1)  Number of Shares:  _______________________________
          (2)  Option Price per share:  $________________________
          (3)  Aggregate purchase price [(1) X (2)]:  ___________

          Enclosed is payment in the form of:

          (a) Cash. Cash, certified check, bank draft or money order in United States dollars payable to the order of the Company in the amount of the aggregate purchase price [(3) above].

          (b) Common Stock. Certificates duly endorsed in blank for shares of Common Stock (including shares of Restricted Stock) of the Company with an aggregate value per share equal to the closing price for one share of the Common Stock on the New York Stock Exchange--Composite Tape for trading on the date of exercise.

          (c)  Any combination of cash and Common Stock.

Note:     If any portion of the payment is to be made in Common
          Stock, please consult the Company prior to submitting this form as to the proper method of payment.

          I hereby confirm the representations and agreements contained in the above-referenced Option Agreement.

          For a period of one year from this date, I hereby agree to respond to any Company questionnaire regarding the sale or disposition of the shares purchased under this exercise of option and to notify the Company in writing, within thirty days of any disposition (whether by sale, exchange, gift or otherwise) of Shares within one year of the transfer of the shares to me.

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          Please issue the certificates in my name and deliver
the certificates (including those representing excess shares submitted) and/or any excess cash to:

Issue to:                        Mail or Deliver to:

Name:                            Name:
Address:                         Address:
City:                            City:
State:                           State:
Zip Code:                        Zip Code:
Social Security Number:          Social Security Number:


Dated: ____________________      Signature: _____________________




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